DERIVATIVES	12 Months Ended
Dec. 31, 2015
Derivative Instruments and Hedging Activities Disclosure [Abstract]
DERIVATIVES
NOTE 5 - DERIVATIVES

The Company periodically enters into various commodity derivative financial instruments intended to hedge against exposure to market fluctuations of oil prices. As of December 31, 2015 and 2014, the Company did not have any commodity derivative instruments. The Company had an active commodity swap for 100 barrels of oil per day through January 31, 2014 at a price of $99.25 per barrel and realized a gain on that contract of $11,000 during the year ended December 31, 2014.

Realized gains and losses are recorded as individual swaps mature and settle. These gains and losses are recorded as income or expenses in the periods during which applicable contracts settle. Swaps which are unsettled as of a balance sheet date are carried at fair market value, either as an asset or liability. Unrealized gains and losses result from mark-to-market changes in the fair value of these derivatives between balance sheet dates.